Significant Accounting Policies (Tables)	12 Months Ended
Jun. 30, 2023
Significant Accounting Policies [Abstract]
Schedule of Estimated Useful Life of the Assets	Depreciation is calculated on a straight-line basis to write off the net cost of each item of property, plant and equipment (excluding land) over their expected useful lives as follows:
Office Equipment	3 - 5 years

Furniture & Fixtures	5 - 7 years